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                                                                  EXHIBIT 10.6.1

                                                                [North Carolina]

              FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENT
                              & SECURITY AGREEMENT

                                     between

                        DAY INTERNATIONAL, INC., Grantor,

                            JOSEPH M. RITTER, Trustee

                                       and

             SOCIETE GENERALE, as Administrative Agent, Beneficiary

                          DATED AS OF OCTOBER 19, 1999

                       AFTER RECORDING, PLEASE RETURN TO:

                              Dennis D. Kiely, Esq.

                           SIMPSON THACHER & BARTLETT
                          (a partnership which includes
                           professional corporations)
                              425 Lexington Avenue
                            New York, New York 10017

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              FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENT
                              & SECURITY AGREEMENT

                  THIS FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENT & SECURITY AGREEMENT, dated as of October 19, 1999, is made between DAY INTERNATIONAL, INC., a Delaware corporation ("GRANTOR"), whose address is c/o Day International Group, Inc., 130 West Second Street, Dayton, OH 45402, JOSEPH
M. RITTER ("TRUSTEE") whose address is c/o First American Title Insurance Company, 100 North Greene Street, Greensboro, North Carolina 27420 and SOCIETE GENERALE, whose address is 1221 Avenue of the Americas, New York, New York 10020, as Administrative Agent (in such capacity, "BENEFICIARY") for the several banks and other financial institutions (the "LENDERS") from time to time parties to the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999, (as the same may be amended, supplemented, waived or otherwise modified from time to time the "CREDIT AGREEMENT") among SG Cowen Securities Corporation, as Arranger, Beneficiary, the Lenders, and Day International Group, Inc. ("the BORROWER"). References to this Mortgage shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument. References to this "AMENDMENT" shall mean this instrument. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                                   WITNESSETH

                  WHEREAS, the Grantor and Beneficiary have agreed to modify that Deed of Trust, Assignment of Rent & Security Agreement dated as of January 16, 1998, recorded in the Buncombe County Recorder's Office in Deed Book 1899, Page 762 on January 20, 1998 (the "MORTGAGE") so that it will (i) secure, among other things, an increase in the principal amount of the Indebtedness secured under any contingency by that instrument and (ii) reflect the new Maturity Date;

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor, Trustee and Beneficiary hereby agree as follows:

                  1. The Deed of Trust is amended by deleting the reference in the opening paragraph to "333 West First Street, Dayton, Ohio 45401" and substituting the following therefore: "130 West Second Street, Dayton, OH 45402".

                  2. The Deed of Trust is amended by deleting the reference in the opening paragraph to "the Senior Secured Credit Agreement dated as January 16, 1998 (as the same may be amended, supplemented, waived or otherwise modified from time to time the "CREDIT AGREEMENT") among Societe Generale Securities Corporation, as Arranger, Beneficiary, the

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                                                                               2

Lenders, and Day International Group, Inc. ("the BORROWER")" and substituting the following therefor:

         "the Senior Secured Credit Agreement dated as of January 15, 1998 among Societe Generale Securities Corporation, as Arranger, Beneficiary, the Lenders, and Day International Group, Inc. ("the BORROWER"), as amended and restated pursuant to the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999 among SG Cowen Securities Corporation (successor in interest to Societe Generale Securities Corporation), as Arranger, Beneficiary, the Lenders, and the Borrower (as the same may be further amended, supplemented, waived or otherwise modified from time to time the "CREDIT AGREEMENT")."

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                  This Amendment has been duly executed by the undersigned on the date first above written.

                                     DAY INTERNATIONAL, INC.

                                     By: /s/ Dennis R. Wolters
                                         ---------------------------------------
                                         Name:  Dennis R. Wolters
                                         Title: President

ATTEST:

By: /s/ David B. Freimuth
    ------------------------
    Name:  David B. Freimuth
    Title: Vice President

                                     JOSEPH M. RITTER, solely in his capacity as Trustee

                                     ___________________________________________

ATTEST:

By: ________________________
    Name:
    Title:

                                     SOCIETE GENERALE

                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         Name:  [ILLEGIBLE]
                                         Title: Director

ATTEST:

By: /s/ [ILLEGIBLE]
    ------------------------
    Name:  [ILLEGIBLE]
    Title: Agent